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                                                                  EXHIBIT 10.125

               NOTICE, CONSENT AND ACKNOWLEDGMENT OF ASSIGNMENT

     THIS NOTICE, CONSENT AND ACKNOWLEDGMENT OF ASSIGNMENT is made and entered into as of the 31st day of January, 1996, by and between VIDEOTRONICS, INC., a Nevada corporation ("Lessor"), SANTA FE HOTEL, INC., a Nevada corporation ("Lessee"), SAHARA GAMING CORPORATION, a Nevada corporation ("Guarantor"), PDS FINANCIAL CORPORATION, a Minnesota corporation ("Assignee") and MILLER & SCHROEDER INVESTMENTS CORPORATION, a Minnesota corporation ("M&S").

                              PRELIMINARY RECITALS

     A. Lessor is leasing to Lessee certain equipment and personal property (the "Equipment") pursuant to Master Lease Agreement dated January 31, 1996 and Lease Schedule No. 1 thereto, dated of even date therewith, entered into by and between Lessor and Lessee (collectively, the "Lease").

     B. Guarantor has guaranteed all obligations of Lessee under the Lease pursuant to a Guaranty of Lease (the "Guaranty") dated January 31, 1996.

     C. The Lessor has assigned to Assignee, its right, title and interest in and to all payments due and to become due under the Lease and Guaranty.

     D. The Assignee has further transferred and assigned to M&S, an undivided interest in Assignee's right, title and interest in and to all payments due and to become due under the Lease and Guaranty.

     E. M&S and Assignee desire to notify Lessor, Lessee and Guarantor of the assignment of the rental payments due under the Lease and to enter into certain agreements in regard thereto.

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor, Lessee, Guarantor, Assignee and M&S agree as follows:

     1.   Notice of Assignment.  M&S and Assignee hereby give notice to Lessor,
          --------------------
          Lessee and Guarantor that Assignee has assigned the rental payments payable under the Lease, and has granted a security interest in the Equipment leased thereunder, to M&S. Notwithstanding the foregoing, until such time as Lessee receives written notification from M&S to make payments due under the Lease to M&S, Lessee shall continue to make all such payments to Assignee. Such assignment of the rental payments is effective with the rental payment due on March 1, 1996, from which time all payments
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          owing by Lessee or Guarantor to Lessor under the Lease or the
          Guaranty, respectively, are to be made directly to PDS at the following address:

               PDS Financial Corporation
               6442 City West Parkway, Suite 300
               Eden Prairie, MN  55346

     This Assignment is irrevocable on the part of the Assignee and may not be amended, withdrawn, rescinded or canceled without the written consent of M&S.

     2.   Consent and Acknowledgment.  Lessee and Guarantor acknowledge receipt
          --------------------------
          of notice of, and consent to, such assignment and agrees as follows:
          (a) Lessee's and Guarantor's obligations, to pay rent and all other sums under the Lease and Guaranty, respectively, are absolute and unconditional, and Lessee and the Guarantor shall pay to M&S all rent and other sums under the Lease and the Guaranty directly to M&S, without abatement, reduction, set-off, counterclaim, recoupment, defense, deferment or interruption for any reason whatever, and said obligations shall continue in all events and shall not be terminated or affected in any regard as a result of any reason, cause or event whatever; (b) the Lease is in full force and effect and a true and correct copy of the Lease is attached hereto as Exhibit "A"; (c) no default exists on the part of Lessee or, to the knowledge of Lessee and Guarantor, Lessor in the performance of their respective obligations under the Lease; (d) M&S shall not be chargeable with any obligations or liabilities under the Lease; (e) the Equipment has been delivered to the location set forth in the Lease, found to be in good working order and accepted as the Equipment under the Lease; (f) Lessee will send copies of all notices which are required to be sent to Lessor under the Lease to M&S as well; and (g) Lessee will not permit the Lease or any of its provisions to be amended or waived and Lessee will not rely on any consents given by Lessor, without the prior written consent of M&S, which shall not be unreasonably withheld.

     3.   Reaffirmation of Lease.  Lessee hereby affirms the Lease and this
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          Notice, Consent and Acknowledgment of Assignment.  There have been no prepayments of rent or other payments due under the Lease.

     4.   Reaffirmation of Guaranty.  Guarantor hereby affirms the Guaranty and
          -------------------------
          this Notice, Consent and Acknowledgment of Assignment.
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     5.   M&S's Rights.  This instrument is executed to induce M&S to advance
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          funds to Assignee, and M&S shall be entitled to rely on the terms contained herein and to enforce this instrument.

     6.   Successors and Assigns.  This Agreement shall be binding upon and
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          inure to the benefit of each of the parties hereto, and their respective successors and assigns.

     7.   Reaffirmation of Repossession Agreement.  Lessor hereby consents to
          ---------------------------------------
          the above referenced assignment to M&S and affirms its obligation under the Repossession Agreement dated January 31, 1996 between Lessor and Assignee in favor of M&S.

     8.   Gaming Approval.  Lessor, Assignee and M&S hereby agree that they will
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          seek all necessary approvals from the Nevada Gaming Commission with respect to the above-referenced assignments.


Executed as of the date first above-written.



                                  VIDEOTRONICS, INC.,
                                  A NEVADA CORPORATION


                                  By:  /s/ Neil Netley
                                       --------------------------
                                  Its: President
                                       --------------------------

                                  SANTA FE HOTEL, INC.,
                                  A NEVADA CORPORATION


                                  By:  /s/ Thomas K. Land
                                       --------------------------
                                  Its: Sr. V.P & CEO
                                       --------------------------


                                  SAHARA GAMING CORPORATION,
                                  A NEVADA CORPORATION


                                  By:  /s/ Thomas K. Land
                                       --------------------------
                                  Its: Sr. V.P. & CFO
                                       --------------------------
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                                  PDS FINANCIAL CORPORATION,
                                  A MINNESOTA CORPORATION


                                  By:  /s/ David R. Mylrea
                                       --------------------------

                                  Its: COO
                                       --------------------------


                                  MILLER & SCHROEDER INVESTMENTS CORPORATION,
                                  A MINNESOTA CORPORATION


                                  By:  /s/ E. J. Hentges
                                       --------------------------
                                  Its: President
                                       --------------------------